SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 16, 2001




                                PHS BANCORP, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                   0-23230                   23-2744266
-------------------------------   -------------------      -------------------
(State or other jurisdiction            (File No.)             (IRS Employer
     of incorporation)                                         Identification
                                                                  Number)


744 Shenango Road, Beaver Falls, PA                               15010
------------------------------------                         --------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:          (724) 846-7300
                                                             --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                                PHS BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.           Other Events
                  ------------

         On August 16, 2001, PHS Bancorp, Inc. (the "Company"), the stock holding company of Peoples Home Saving Bank (the "Bank"), announced that the Company, its mutual holding company, PHS Bancorp, M.H.C., and the Bank have adopted a plan of conversion and reorganization and plans of merger to convert from a mutual holding company form of organization to a full stock corporation. Public stockholders currently own approximately 40% of the Company and the remaining shares are owned by PHS Bancorp, M.H.C.

         A copy of the Press Release relating to the announcement of the transaction is filed as an exhibit to this Form 8-K.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  -----------------------------------------

                  (c)      Exhibits.

                           99       Press Release dated August 16, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          PHS BANCORP, INC.



Date: August 17, 2001                 By: /s/James P. Wetzel, Jr.
                                          --------------------------------------
                                          James P. Wetzel, Jr.
                                          President and Chief Executive Officer